SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 18, 2001



                           QuadraMed Corporation
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             (Exact Name of Registrant as Specified in Charter)



Delaware                              0-21031                    52-1992861
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(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)



 22 Pelican Way, San Rafael, California                              94901
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code: (415) 482-2100


  Item 5. Other Events.

        On April 18, 2001, QuadraMed Corporation (the "Company") set the time and date for its 2001 Annual Meeting of Stockholders as 8:00 a.m. on Friday, June 15, 2001. The meeting will be held at 22 Pelican Way, San Rafael, CA 94901. The record date for determination of stockholders entitled to notice of and to vote at the meeting is May 18, 2001.

        Because this meeting date is more than 30 days in advance of the date of last year's meeting, we are informing the Company's stockholders, pursuant to Rule 14a- 5(f) of the Securities Exchange Act of 1934, of the following deadlines:

  1. To be considered for inclusion in the proxy statement for the 2001 Annual Meeting, stockholder proposals must be received by the Company no later than the close of business on April 30, 2001.

  2. The date after which notice of a shareholder proposal will be considered untimely is after close of business on April 30, 2001.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: April 20, 2001                   By: /s/     Mark N. Thomas
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                                              Name:   Mark N. Thomas
                                              Title:  Chief Financial Officer